SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                             _______________________

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004

                       CITY SAVINGS FINANCIAL CORPORATION

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

                       000-33441                           35-2156159
               (Commission File Number)        (IRS Employer Identification No.)

                              2000 Franklin Street
                          Michigan City, Indiana 46360
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (219) 879-5364

Item 7. Financial Statements and Exhibits.

          (c) Exhibits

               99.1 Press Release dated February 13, 2004.

Item 12. Results of Operations and Financial Condition.

City Savings Financial Corporation, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on February 13, 2004 announcing its results of operations for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                        /s/ Thomas F. Swiski
                                        ----------------------------------------
                                        Thomas F. Swirski, President and
                                        Chief Executive Officer

Dated: February 17, 2004